AIG Small-Cap Fund
CLASS A: SASAX   |   CLASS C: SASCX   |   CLASS W: SASWX

Summary Prospectus
February 28, 2020
This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Fund’s Statutory Prospectus and Statement of Additional Information, each dated February 28, 2020, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above incorporated information online at http://aigfunds.onlineprospectus.net/AIGFunds/FundDocuments/index.html. You can also get this information at no cost by calling 1-800-858-8850, by sending an email request to mutualfundinquiry@aig.com or by writing to the Trust at AIG Fund Services, Inc., Mutual Fund Operations, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the Fund electronically by calling 1-800-858-8850 or contacting your financial intermediary directly.
You may elect to receive all future reports in paper free of charge. If your account is held directly at the Fund, you can inform the Fund that you wish to receive paper copies of reports by calling 1-800-858-8850. If your account is held through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive paper will apply to all AIG Funds in which you are invested and may apply to all funds held with your financial intermediary.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT GOAL

The investment objective of the AIG Small-Cap Fund (the “Fund”) is long-term growth of capital.
FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class W shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the AIG fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information — Sales Charge Reductions and Waivers” section on page 8 of the Fund’s Prospectus, in the “Financial Intermediary — Specific Sales Charge Waiver Policies” section on page A-1 of the Fund’s Prospectus and in the

SunAmerica Specialty Series

AIG Small-Cap Fund
“Additional Information Regarding Purchase of Shares” section on page 103 of the Fund’s statement of additional information (“SAI”).
	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	—
Other Expenses	0.75%	1.13%	1.12%
Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement	2.10%	3.13%	2.12%
Fee Waiver and/or Expense Reimbursement(2), (3), (4)	0.85%	1.23%	1.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2), (3), (4)	1.25%	1.90%	1.05%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within one year of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See page 8 of the Prospectus for more information about the CDSCs.
(2)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.25%, 1.90% and 1.05% for Class A, Class C and Class W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees (the “Board”), including a majority of the trustees of the Board who are not “interested persons” of SunAmerica Specialty Series as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”).
(3)	Any contractual waivers and/or reimbursements made by SunAmerica with respect to the Fund are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that such payments to SunAmerica shall not be made if they would cause the annual fund operating expenses of a class of the Fund to exceed the lesser of (a) the current expense limitation in effect at the time the waiver and/or reimbursement occurred, or (b) the current expense limitation in effect, if any.
(4)	Pursuant to an Advisory Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee with respect to the Fund so that the advisory fee payable by the Fund to SunAmerica equals 0.85% of average daily net assets. This agreement may be modified or discontinued prior to February 28, 2021 only with the approval of the Board, including a majority of the Independent Trustees.

SunAmerica Specialty Series

AIG Small-Cap Fund
EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that any fee waivers and/or reimbursements remain in place through the term of the applicable waiver and/or expense reimbursement. You may be required to pay brokerage commissions on your purchases and sales of Class W shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AIG Small-Cap Fund
Class A Shares	$695	$949	$1,222	$1,999
Class C Shares	$293	$597	$1,026	$2,222
Class W Shares	$107	$334	$ 579	$1,283
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
AIG Small-Cap Fund
Class A Shares	$695	$949	$1,222	$1,999
Class C Shares	$193	$597	$1,026	$2,222
Class W Shares	$107	$334	$ 579	$1,283
PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND

Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization (“small-cap”) companies. Small-cap companies will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index (the “Small Cap Index”) during the most recent 12-month period. For the most recent annual reconstitution published as of May 10, 2019, the market capitalization range of companies in the Small Cap Index was approximately $152.3 million to $5 billion, which range will vary daily. The Fund expects to invest primarily in common stocks.
The Fund seeks to achieve its investment objective primarily by strategically allocating its assets between a small-cap index strategy and a micro-capitalization (“micro-cap”) growth strategy. SunAmerica, the Fund’s investment adviser, manages the small-cap strategy (the “Index Sleeve”) and Cadence Capital Management, LLC (“Cadence” or the “Subadviser”), the Fund’s subadviser, manages the micro-cap growth strategy (the “Micro-Cap Sleeve”). SunAmerica is responsible for determining the allocation between the Index Sleeve and the Micro-Cap Sleeve (collectively, the “sleeves”) of the Fund. The Fund will invest approximately 40-60% of its assets in each portion of the Fund. These percentages reflect the projected asset allocations under normal market conditions and may be rebalanced from time to time, at the discretion of SunAmerica.
The investment objective, principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.

SunAmerica Specialty Series

AIG Small-Cap Fund
Index Sleeve. The Index Sleeve is managed to seek to track the performance of the Small Cap Index, which measures the performance of the 2,000 small-cap companies in the Russell 3000® Index. The portfolio manager of the Index Sleeve may endeavor to track the Small Cap Index by purchasing every stock included in the Small Cap Index, in the same proportions, or, in the alternative, may invest in a sampling of Small Cap Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks that ensure that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Small Cap Index.
Although the Index Sleeve seeks to track the performance of the Small Cap Index, the performance of the Index Sleeve will not match that of the Small Cap Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.
Micro-Cap Sleeve. The principal investment technique of the Micro-Cap Sleeve is to invest in common stocks of small-cap or micro-cap U.S. emerging companies with market capitalizations within the range of the Russell Microcap® Index (“Microcap Index”) and the Small Cap Index. Micro-cap companies will generally include companies whose market capitalizations are equal to or less than the largest company in the Microcap Index during the most recent 12-month period. For the most recent annual reconstitution published as of May 10, 2019, the market capitalization range of companies in the Microcap Index was approximately $30.2 million to $1 billion, which range will vary daily. “Emerging companies” are companies that Cadence believes: have improving fundamentals; are developing new products or technologies, entering new markets or growing market share within existing markets; and/or whose stock is reasonably valued by the market. Cadence employs a “growth-at-a-reasonable-price” investment philosophy, allowing the Fund to invest in companies that exhibit both growth and value characteristics. For example, Cadence seeks to find small- or micro-cap, emerging companies that have improving fundamentals (based on growth criteria) and whose stock Cadence believes to be reasonably valued by the market (based on value criteria).
PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Fund:
Active Trading Risk. As part of the Fund’s principal investment technique(s), the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.
Index Risk. In attempting to track the performance of the Small Cap Index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Index Sleeve generally will not use any defensive strategies to mitigate its risk exposure.
Small- and Micro-Market Capitalization Companies Risk. The Fund invests in small- and micro-cap companies. Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, securities issued by small- and micro-cap companies may be more volatile and present increased illiquidity risk relative to securities issued by larger companies. This means that the Adviser or Subadviser may not be able to sell these securities at an optimal time or price.

SunAmerica Specialty Series

AIG Small-Cap Fund
Stock Market Volatility and Securities Selection Risk. The Fund invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Fund may fluctuate in response to stock market movements. You should be aware that the performance of “growth” stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which growth stocks in general have fallen. Additionally, growth stocks can be volatile for several reasons. In particular, since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Growth stocks also normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded. When investing in value stocks which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced. In addition, individual securities selected for the Fund may underperform the market generally.
PERFORMANCE INFORMATION

The following bar chart illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and the table compares the Fund’s average annual returns, before and after taxes, to those of the Russell 2000® Index, a broad measure of market performance.
Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 800-858-8850, ext. 6003.
AIG SMALL-CAP FUND (CLASS A)
During the period shown in the bar chart, the highest return for a quarter was 11.99% (quarter ended March 31, 2019) and the lowest return for a quarter was –20.37% (quarter ended December 31, 2018).

SunAmerica Specialty Series

AIG Small-Cap Fund
	Average Annual Total Returns (as of the periods ended December 31, 2019)
	Past One Year	Past Five Years	Past Ten Years	Since Inception (2/6/14)
Class A	8.81%	7.19%	N/A	7.32%
Class C	13.64%	7.75%	N/A	7.69%
Class W	15.65%	8.66%	N/A	8.61%
Return After Taxes on Distributions (Class A)	8.23%	5.25%	N/A	5.67%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	5.61%	5.22%	N/A	5.43%
Russell 2000® Index	25.52%	8.23%	N/A	8.93%

(1)	When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
After-tax returns are shown only for Class A. After-tax returns for other classes will vary.
Investment Adviser

The Fund’s investment adviser is SunAmerica.
Portfolio Managers

The Fund is subadvised by Cadence Capital Management, LLC (“Cadence”).
Name	Portfolio Manager of the Index Sleeve Since	Title
Timothy Campion	2014	Lead Portfolio Manager, Senior Vice President at SunAmerica
Elizabeth Mauro	2019	Co-Portfolio Manager, Portfolio Manager at SunAmerica

Name	Portfolio Manager of the Micro-Cap Sleeve Since	Title
Michael J. Skillman	2014	Managing Director, Chief Executive Officer and Portfolio Manager at Cadence
Robert L. Fitzpatrick, CFA	2014	Managing Director and Portfolio Manager at Cadence

SunAmerica Specialty Series

AIG Small-Cap Fund
Purchases and Sales of Fund Shares

	CLASS A AND CLASS C SHARES	CLASS W SHARES
Minimum Initial Investment	• non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month.	$50,000
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25	N/A
You may purchase or sell shares of a Fund each day the New York Stock Exchange is open. You should contact your broker, financial adviser or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-800-858-8850, by regular mail (AIG Funds, P.O. Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (AIG Funds, 430 West 7th Street, Suite 219186, Kansas City, MO 64105-1407), or via the Internet at www.aig.com/funds.
TAX INFORMATION

Fund dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
SMCSP-2/20

SunAmerica Specialty Series

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